SCHEDULE 14A
                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                               (Amendment No. __)


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Filed by a Party other than the Registrant [x]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[X] Soliciting Material Pursuant to 240.14a-12

                           Commercial Metals Company
                (Name of Registrant as Specified In Its Charter)

                               Icahn Partners LP
                         Icahn Partners Master Fund LP
                       Icahn Partners Master Fund II L.P.
                      Icahn Partners Master Fund III L.P.
                         High River Limited Partnership
                             Hopper Investments LLC
                                 Barberry Corp.
                                Icahn Onshore LP
                               Icahn Offshore LP
                                Icahn Capital LP
                                   IPH GP LLC
                        Icahn Enterprises Holdings L.P.
                          Icahn Enterprises G.P. Inc.
                                 Beckton Corp.
                                 Carl C. Icahn
                                  James Unger
                                 Steve Mongillo
                                 George Hebard
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X] No fee required.

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        pursuant to Exchange Act Rule 0-11 (set forth the amount on which the
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

On December 9, 2011, entities affiliated with Carl C. Icahn filed a Tender Offer Statement on Schedule TO (the "Schedule TO") relating to the third-party tender offer by IEP Metals Sub LLC, a Delaware limited liability company (the "Offeror") and Icahn Enterprises Holdings LP, a Delaware limited partnership, who is a co-bidder, to purchase all of the issued and outstanding shares of common stock, par value $0.01 per share (the "Common Stock"), of Commercial Metals Company (the "Company"), including the associated rights issued pursuant to the Rights Agreement, dated as of July 30, 2011, between the Company and Broadridge Corporate Issuer Solutions, Inc., as Rights Agent, that are issued and outstanding (the "Rights" and, together with the Common Stock, the "Shares"), for $15.00 per share in cash, without interest, less any applicable withholding taxes (the "Offer Price"), upon the terms and subject to the conditions set forth in the Offer to Purchase (which is incorporated by reference herein as Exhibit (a)(1)(i)), dated December 9, 2011 (as it may be amended or supplemented from time to time, the "Offer to Purchase") and in the related letter of transmittal (which is incorporated by reference herein as Exhibit (a)(1)(ii)) (which, together with any amendments or supplements hereto or thereto, collectively constitute the "Offer").

On December 9, 2011, Icahn Enterprises L.P. issued a press release relating to the launch of the Offer (which is incorporated by reference herein as Exhibit
(a)(5)(iii)).

All information set forth in the Offer and the Schedule TO, including all schedules and annexes thereto, and the exhibits to the Schedule TO, is incorporated by reference herein.



EXHIBITS

(a)(1)(i)           Offer  to  Purchase,  dated  December  9,  2011*
(a)(1)(ii) Letter of Transmittal (including Guidelines for Certification of Taxpayer Identification Number)*
(a)(1)(iii)         Notice of Guaranteed Delivery*
(a)(1)(iv) Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees*
(a)(1)(v)           Letter to Clients*
(a)(5)(i) Summary Advertisement as published in the New York Times, by the Offeror, on December 9, 2011*
(a)(5)(ii) Press Release of the Offeror, dated December 6, 2011 (incorporated by reference to Exhibit 1 to the Schedule TO-C filed by the Offeror with the Securities and Exchange Commission on December 6, 2011)*
(a)(5)(iii)         Press  Release  of  Icahn  Enterprises LP, dated December 9,
                    2011
(b)                 None.
(d)                 None.
(g)                 None.
(h)                 None.

* Incorporated by reference to the Exhibits filed with the Schedule TO-T filed by the Offeror with the Securities and Exchange Commission on December 9, 2011

** Incorporated by reference to Exhibit 1 to the Schedule TO-C filed by the Offeror with the Securities and Exchange Commission on December 6, 2011

*** Incorporated by reference to the Exhibit (a)(5)(iii) to the Schedule TO/A filed by the Offeror with the Securities and Exchange Commission on December 9, 2011


SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CARL C. ICAHN, JAMES UNGER, STEVE MONGILLO, GEORGE HEBARD, HIGH RIVER LIMITED PARTNERSHIP, HOPPER INVESTMENTS LLC, BARBERRY CORP., ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, ICAHN PARTNERS MASTER FUND II L.P., ICAHN PARTNERS MASTER FUND III L.P., ICAHN ENTERPRISES G.P. INC., ICAHN ENTERPRISES HOLDINGS L.P., IPH GP LLC, ICAHN CAPITAL L.P., ICAHN ONSHORE LP, ICAHN OFFSHORE LP, BECKTON CORP. AND CERTAIN OF THEIR RESPECTIVE AFFILIATES FROM THE STOCKHOLDERS OF COMMERCIAL METALS COMPANY FOR USE AT ITS 2012 ANNUAL MEETING WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF COMMERCIAL METALS COMPANY AND WILL ALSO BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE PARTICIPANTS IN A POTENTIAL PROXY SOLICITATION IS CONTAINED IN EXHIBIT 2 TO THE SCHEDULE 14A FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 19, 2011.